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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20548


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            INET TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  DELAWARE                                                              75-2269056
         (State of Incorporation or                                                  (I.R.S. Employer
                Organization)                                                       Identification No.)

 1255 WEST 15TH STREET, SUITE 600, PLANO, TEXAS                                           75075
    (Address of Principal Executive Offices)                                            (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                                                   NAME OF EACH EXCHANGE
             TITLE OF EACH CLASS                                                    ON WHICH EACH CLASS
             TO BE SO REGISTERED                                                    IS TO BE REGISTERED
             -------------------                                                    -------------------
                    None                                                                    None

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective to General Instruction A.(c), please check the following box.[ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.[X]

Securities Act registration statement file number to which this form relates:
333-59753 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.001 par value
                                (TITLE OF CLASS)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       The description of the Common Stock is set forth under the caption "Description of Capital Stock Common Stock" contained in the Prospectus filed with the Commission on July 24, 1998 as part of the registrant's Registration Statement on Form S-1 (Reg. No. 333-59753) (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.

ITEM 2.     EXHIBITS.

       1. Form of certificate representing shares of Common Stock (filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference).

       2. The registrant's Certificate of Incorporation, as amended (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

       3. The registrant's Bylaws (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).



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                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:     July 24, 1998                    INET TECHNOLOGIES, INC.



                                           By:     /s/ William Mina
                                               -----------------------------
                                                   William Mina
                                                   Senior Vice President and
                                                   Chief Financial Officer





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